EXHIBIT 99.1

Occidental Petroleum Corporation

2008 Annual Stockholders Meeting

Dr. Ray R. Irani

Chairman and Chief Executive Officer

Net Income

$ in billions

$1.5

2003

$2.6

2004

$5.3

2005

$4.2

2006

$5.4

2007

Total Debt

$ in billions

$4.6

2003

$3.9

2004

$3.0

2005

$2.9

2006

$1.8

2007

(GAAP reconciliation available at  www.oxy.com)

Rising Dividends

$/Share at Year-End

$0.50

2002

$0.52

2003

$0.55

2004

$0.72

2005

$0.88

2006

$1.00

2007

$1.28

2008

2002-2007 Share Price

$/Share* at Year-End

$14.23

2002

$21.12

2003

$29.18

2004

$39.94

2005

$48.83

2006

$76.99

2007

* Adjusted for stock split

Comparative Total Returns

Oxy

Peer Group

S&P 500

$100

$100

$100

2002

$129

$125

$153

2003

$143

$156

$216

2004

$150

$182

$301

2005

$173

$226

$374

2006

$183

$283

$599

2007

The Peer Group consists of Anadarko Petroleum Corporation, Apache Corporation, BP p.l.c. (BP), Chevron Corporation,
ConocoPhillips, Devon Energy Corporation, ExxonMobil Corporation, Royal Dutch Shell plc and Occidental.

Stock Market Value

$ in billions

$5.5

1990

$6.8

1995

$9.0

2000

$32.1

2005

$41.0

2006

$63.6

2007

“Buy” Oxy Stock

Citigroup

Buy

Credit Suisse

Buy

Deutsche Bank

Buy

JP Morgan

Buy

Merrill Lynch

Buy

Morgan Stanley

Buy

BMO Nesbitt Burns

Buy

Oppenheimer & Co.

Buy

Raymond James

Buy

Simmons & Co.

Buy

UBS

Buy

Wall Street Access

Buy

Oil & Natural Gas Production

Thousand BOE/day

International

United States

448

2003

451

2004

466

2005

545

2006

570

2007

2007 Income Per BOE After Taxes

$/Barrel of Oil Equivalent

$9.53

APC

$11.96

COP

$12.53

BP

$12.63

RDS

$14.51

DVN

$14.91

CVX

$15.28

APA

$17.00

XOM

$21.30

OXY

(GAAP reconciliation available at  www.oxy.com)

A Year of Strong Progress

U.S. Assets Acquired in 2007

Oxy Blocks

California

Utah

Colorado

New

Mexico

Oklahoma

Texas

Dolphin Project

Sea Lines

Ras

Laffan

QATAR

Doha

Saudi
Arabia

Arabian Gulf

Export Line

Abu Dhabi

UNITED ARAB EMIRATES

Dubai

Existing

Lines

Oman

Dolphin Project

Extended Libya Agreements

Oxy Blocks

Tunisia

Tripoli

Benghazi

Mediterranean Sea

Algeria

LIBYA

Egypt

Niger

Chad

Sudan

Extended Libya Agreements

Libya production projected to increase from 1.6 million to 3 million BOE per day by 2010

Oxy-managed production expected to triple to around 300,000
BOE per day by 2013

Chemical Operations

First in North America

Looking Ahead

Looking Ahead

Oil and Natural Gas Production

Thousand BOE/day

10% production increase
in 2008

570

2007

625

2008

Partnership with Abu Dhabi

Teaming up for Success

Recognition:  Top CFO

“…an economic strategist, helping navigate the economy’s shoals and keeping jittery investors abreast of fast-changing conditions.”

STEPHEN CHAZEN

Top Ranked

Oil & Gas Industry CFO

Statements in this presentation that contain words such as "will," "expect," or
"estimate," or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could materially affect expected results.  Factors that could cause results to differ materially include, but are not limited to:  exploration risks, such as drilling of unsuccessful wells; global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; operational interruption;
changes in tax rates; and not successfully completing (or any material delay in)
any expansion, capital expenditure, acquisition, or disposition.  You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation.  Unless legally required, Occidental disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.  U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-
free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com.  You also can obtain a copy from the SEC by calling 1
-800-SEC-0330.

A Socially Responsible Company

Total Debt

Reconciliation to Generally Accepted Accounting Principles (GAAP)

Expressed in $ Millions

Current Maturities	31-Dec-03	31-Dec-04	31-Dec-05	31-Dec-06	31-Dec-07
Long-term debt	23	459	46	171	35
Trust preferred securities	453	–	–	–	–
	476	459	46	171	35

Notes payable	–	–	–	–	12

Non-current Debt
Long-term debt	4,000	3,351	2,877	2,621	1,742
Unamortized debt discount	(7)	(6)	(4)	(2)	(1)
	3,993	3,345	2,873	2,619	1,741

Capital lease obligations	26	26	25	25	25

Subsidiary preferred stock	75	75	75	75	–

TOTAL DEBT	4,570	3,905	3,019	2,890	1,813

Income Per BOE After Taxes
Reconciliation to Generally Accepted Accounting Principles (GAAP)
( Millions, except $/BOE)
For the Year Ended December 31, 2007

	Consolidated	Other
	Subsidiaries	Interests	Combined
Revenues	13,391	(68)	$13,323
Production costs	2,690	(5)	2,685
Exploration expenses	422	(5)	417
Other operating expenses	615	(3)	612
DD&A	2,024	(6)	2,018
Pre-tax income	7,640	(49)	7,591
Income tax expense	3,178	(6)	3,172
Results of operations	$4,462	$(43)	$4,419

BOE Sales			208

Revenues			$64.21
Production costs			12.94
Exploration expenses			2.01
Other operating expenses			2.95
DD&A			9.73
Pre-tax income			36.58
Income tax expense			15.29
Results of operations			$21.30